 Exhibit 99.l

SECOND AMENDMENT TO LOAN AGREEMENT
AND REAFFIRMATION OF LOAN DOCUMENTS

THIS SECOND AMENDMENT TO LOAN AGREEMENT AND REAFFIRMATION OF LOAN DOCUMENTS (this “Second Amendment”) is made and entered into as of October 29, 2010, by and among MAGUIRE PARTNERS-PLAZA LAS FUENTES, LLC, a Delaware limited liability company (“Borrower”), EUROHYPO AG, NEW YORK BRANCH, as a Lender (in such capacity, “Eurohypo”), WELLS FARGO BANK, N.A., as a Lender (“Wells Fargo”), EUROHYPO AG, NEW YORK BRANCH, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), WELLS FARGO BANK, N.A., as Syndication Agent (“Syndication Agent”), and ALLIED IRISH BANKS, P.L.C., as a Lender.  Each of the parties identified above as a Lender, together with any other party who becomes a lender party to the Loan Agreement (as defined below) after the date hereof pursuant to Section 12.24(2) of the Loan Agreement, are sometimes referred to herein individually as a “Lender” and collectively as the “Lenders”.  All capitalized terms used but not defined herein shall have the meanings set forth in Loan Agreement, as modified hereby.

R E C I T A L S :

A.           Borrower, the Administrative Agent, Syndication Agent, Eurohypo and Wells Fargo entered into that certain Loan Agreement, dated as of September 29, 2008 (the “Original Loan Agreement”), as amended by that certain Amendment to Loan Agreement and Reaffirmation of Loan Documents, dated as of August 4, 2009 (the “First Amendment”), and as extended by that certain Extension and Reaffirmation Agreement, dated as of October 1, 2010 (the “Extension Agreement”, and together with the Original Loan Agreement and the First Amendment, collectively referred to herein as the “Loan Agreement”).  Subsequent to entering into the Original Loan Agreement, pursuant to various Assignments and Acceptances, Allied Irish Banks, p.l.c. acquired its interest as a Lender under the Loan Agreement.

B.           In connection with the Loan Agreement, MPG Office, L.P. (f/k/a Maguire Properties, L.P.), a Maryland limited partnership (“Guarantor”), executed and delivered that certain Recourse Guaranty dated as of September 29, 2008 in favor of the Administrative Agent and the Lenders, as modified by that certain Modification and Reaffirmation of Guaranties, dated as of August 4, 2009 (the “Modification of Guaranties”) and reaffirmed by that certain Consent and Joinder, dated as of October 1, 2010 (the “Consent and Joinder”) (as so modified and reaffirmed, collectively, the “Recourse Guaranty”) and that certain Lease Reserve and Interest Carry Guaranty, dated as of September 29, 2008 in favor of the Administrative Agent and the Lenders, as modified by the Modification of Guaranties and reaffirmed by the Consent and Joinder (as so modified and reaffirmed, collectively, the “Lease Reserve/Interest Guaranty”, and together with the Recourse Guaranty, collectively referred to herein as the “Guarantor Documents”).

C.           The parties hereto desire to enter into this Second Amendment in order to set forth certain modifications to the Loan Agreement and Loan Documents, and to provide for the delivery of certain modifications to the Guarantor Documents, the Mortgage and the Borrower

1

Cash Management Agreement, all upon the satisfaction of the conditions set forth herein (the “Modifications”).  The Lenders executing this Agreement are all of the Lenders from whom consents for this Agreement are required to be obtained pursuant to Section 12.2 of the Loan Agreement.

A G R E E M E N T

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants, conditions and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Administrative Agent, Syndication Agent and the Lenders agree as follows:

1.  Conditions to the Second Modification Effectiveness Time.  The effectiveness of the Lenders’ obligations under this Second Amendment and the modifications to the Loan Agreement, the Recourse Guaranty and the Lease Reserve/Interest Guaranty provided for herein shall be subject to the satisfaction of the conditions precedent set forth herein, in each case to the satisfaction of the Administrative Agent.  The time as of which all such conditions have been satisfied is referred to herein as the “Second Modification Effectiveness Time.”  The conditions which must be satisfied to the satisfaction of the Administrative Agent prior to the Second Modification Effectiveness Time are as follows:

(a)  Deposit of Loan Modification Documents and Other Items.  Borrower and the other Borrower Parties identified below shall have executed and delivered to the Administrative Agent this Second Amendment and the following amendments to or supplements of the Loan Documents:

(i)   Agreement Supplementing Deed of Trust.  A Second Agreement Supplementing Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, substantially in the form of Attachment A attached hereto, executed by Borrower and in form for recording (the “Second Agreement Supplementing Deed of Trust”);

(ii)  Guarantor Documents.  A Second Modification and Reaffirmation of Guarantor Documents with respect to the Recourse Guaranty, the Lease Reserve/Interest Guaranty and Guarantor’s obligations under the Environmental Indemnity, substantially in the form of Attachment B attached hereto, executed by Guarantor (the “Second Guarantor Modification and Reaffirmation Agreement”);

(iii)  Operating Lessee’s Consent.  The consent and reaffirmation from the Operating Lessee in the form of Attachment C attached hereto, executed by the Operating Lessee; and

(iv)     Second Amendment to Cash Management Agreement.  A Second Amendment to Cash Management Agreement (Borrower) executed by Borrower, the Property Manager and the Depository Bank in the form of Attachment D attached hereto.

(b)  Hedge Agreement.  Borrower shall have obtained and delivered to Administrative Agent a Hedge Agreement which meets the requirements of Section 9.15 of the Loan Agreement which shall be effective on or before the Second Modification Effectiveness

Time and shall have a maturity date not earlier than Maturity Date (as modified by this Second Amendment), and Borrower shall have executed and delivered to Administrative Agent an executed Hedge Agreement Pledge with respect to such Hedge Agreement, together with an executed counterparty acknowledgement, all in form and substance satisfactory to Administrative Agent.

(c)  Principal Prepayment.  In accordance with the provisions of Section 2(j) below, Borrower shall have paid to the Administrative Agent for distribution to the Lenders, a principal prepayment in the amount of Nine Million Dollars ($9,000,000) (the “Required Principal Payment”), which Required Principal Payment shall be made as follows: (i) $[6,410,559.03] shall be paid by the Borrower or the Guarantor to the Administrative Agent for distribution to the Lenders, in immediately available funds on or prior Second Modification Effectiveness Time, and (ii) the balance of the Required Principal Payment shall be paid by the sums on deposit in the Additional Cash Collateral Account in the amount of $[2,589,440.97] which shall be disbursed to the Administrative Agent for distribution to the Lenders to be applied to the repayment of the Loans.  Subject to the provisions of Sections 2.4(6) and 2.9(5) of the Loan Agreement, no prepayment premium shall be applicable to such principal prepayment.  Administrative Agent and Lenders hereby agree that upon payment of the Required Principal Payment, a Low DSCR Release Event shall have occurred.

(d)  Modification Fee.  As consideration for the Modifications set forth in this Second Amendment, Borrower agrees to pay to the Administrative Agent, for allocation to the Lenders on a pro rata basis, a modification fee (“Modification Fee”) equal to $404,000.00 (i.e., 0.50% of $80,800,000.00) payable on the Second Modification Effectiveness Time.

(e)  Payment of Increased Incremental Interest.  Borrower shall have paid to the Administrative Agent for distribution to the Lenders incremental interest in the amount of $11,250, due for the period of September 29, 2010 to the Payment Date in October, 2010.

(f)  Covenant Compliance Certificate.  Guarantor shall have delivered a certificate executed by an Authorized Officer of Guarantor certifying that, as of September 30, 2010 and as of the Second Modification Effectiveness Time, Guarantor is in compliance with the covenants set forth in Section 3.04 of each of the Recourse Guaranty and the Lease Reserve/Interest Guaranty, as modified by the Second Guarantor Modification and Reaffirmation Agreement.

(g)  Title Insurance; Priority; Recordation.

(i)  Title Endorsements.  The title insurance company which insured the Mortgage shall have recorded or be irrevocably and unconditionally committed to record the Second Agreement Supplementing Deed of Trust described above, and shall have issued such endorsements (including without limitation a CLTA Endorsement No. 110.5, without deletion or exception other than as approved by Administrative Agent) to the title insurance policy that insures the Mortgage to the effect that the validity and priority of the Mortgage insured thereunder have not been and will not be impaired by this Second Amendment or the transactions contemplated by it, and confirming the priority of the Mortgage, as supplemented by the Second Agreement Supplementing Deed of Trust, over all matters other than Permitted

Encumbrances (including, without limitation, over all mechanics’ and materialmen’s liens) and such other endorsements to such title insurance policy as may be deemed reasonably necessary by the Administrative Agent, in such form as may be reasonably acceptable to the Administrative Agent; and

(ii)  Costs and Expenses for Title Coverage.  Borrower shall have paid, or shall have made other arrangements acceptable to the Title Company to pay, to the title insurance company all expenses and premiums of the title insurance company in connection with the issuance of such endorsements and all recording and filing fees payable in connection with recording the Second Agreement Supplementing Deed of Trust.

(h)  Legal Opinions.  The Administrative Agent shall have received favorable written opinions, dated as of the Second Modification Effectiveness Time, of counsel to Borrower and the Guarantor with respect to this Second Amendment and the other documents to be delivered pursuant hereto, as reasonably required by Administrative Agent and in such forms as may be deemed satisfactory by the Administrative Agent.

(i)   Organizational Documents; Resolutions and Authorizations.  The Administrative Agent shall have received the following documents with respect to Borrower and the other Borrower Parties identified below, in each case as constituted upon and after giving effect to the Second Modification Effectiveness Time:

(i)   Certificates of Incorporation, Certificates of Formation, Certificates of Limited Partnership, similar formation documents and all other Organizational Documents for Borrower and each of the other parties as to whom such documentation was delivered to the Administrative Agent in connection with the original closing of the Loans, certified by the Secretary of State of the state of formation of such Person as of a recent date, or, to the extent such documentation has not been modified since the original closing of the Loans, a certificate to such effect from Borrower;

(ii)  The applicable resolutions and authorizations of Borrower and each of the other parties as to whom resolutions and authorizations were delivered to the Administrative Agent in connection with the original closing of the Loans, authorizing the execution and delivery of this Second Amendment and the other documents to be delivered pursuant hereto, in each case certified by an Authorized Officer on behalf of such party as of the Second Modification Effectiveness Time as being accurate and complete, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel, or, to the extent such documentation has not been modified since the original closing of the Loans, a certificate to such effect from Borrower;

(iii)  Certificates signed by an Authorized Officer on behalf of the applicable Person certifying the name, incumbency and signature of one or more individuals authorized to execute this Second Amendment and the other documents to be delivered pursuant hereto, on which the Administrative Agent and the Lenders may rely; and

(iv)  Good standing certificates with respect to Borrower and each of the other parties as to whom such certificates were delivered to the Administrative Agent in connection with the original closing of the Loans, dated as of a current date.

(j)   Representations and Warranties.  As of the Second Modification Effectiveness Time, all of the representations and warranties in the Loan Documents of Borrower, Guarantor and the other Borrower Parties (except that, the representations and warranties of Borrower and each Borrower Party with respect to financial statements set forth in Section 7.3 of the Loan Agreement shall refer to the most recent financial statements of Borrower and each Borrower Party delivered to Administrative Agent) shall be true and correct, after giving effect to the modifications intended to become effective as of the Second Modification Effectiveness Time.

(k)  No Events of Default.  As of the Second Modification Effectiveness Time, after giving effect to the modifications provided for in this Second Amendment, no Event of Default or Potential Default shall exist.

(l)  Fees and Expenses.  Borrower shall have paid any costs, fees and expenses due to the Administrative Agent or Syndication Agent pursuant to Section 12.5 of the Loan Agreement with respect to the modifications provided for in this Second Amendment and the other documents to be delivered pursuant hereto or otherwise incurred pursuant to Section 12.5 prior hereto, it being understood that all costs, fees and expenses incurred by the Administrative Agent or Syndication Agent in connection with this Second Amendment and the other documents to be delivered pursuant hereto are costs, fees and expenses for which Borrower is obligated to reimburse the Administrative Agent or Syndication Agent, respectively, pursuant to Section 12.5 of the Loan Agreement.

Notwithstanding anything to the contrary set forth herein, this Second Amendment shall be null and void and of no further force or effect unless the Second Modification Effectiveness Time shall occur on or prior to the close of business, California time, on October 29, 2010.

2.  Loan Modifications.  Upon the Second Modification Effectiveness Time, the Loan Agreement and the other Loan Documents shall be modified as follows:

(a)  The following additional defined terms are hereby added to the Loan Agreement:

“Second Guarantor Modification and Reaffirmation Agreement” means that certain Second Modification and Reaffirmation of Guarantor Documents, dated as of October 29, 2010 executed and delivered by Guarantor to the Administrative Agent for the benefit of the Lenders.

“Second Modification Agreement” means that certain Second Amendment to Loan Agreement and Reaffirmation of Loan Documents, dated as of October 29, 2010, entered into among Borrower, the Administrative Agent and the Lenders.

“Second Modification Effectiveness Time” has the meaning assigned to such term in the Second Modification Agreement.

(b)  Effective September 29, 2010, the definition of “Applicable Margin” set forth in Section 1.1(25) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Applicable Margin” means (a) for Base Rate Loans, two and three-quarters percent (2.75%) per annum; and (b) for LIBOR-based Loans, three and three-quarters percent (3.75%) per annum.

(c)  The definition of “Loan Documents” set forth in Section 1.1(148) of the Loan Agreement is hereby modified by adding the following sentence at the end thereof:

The Second Modification Agreement and each of the modifications to the Loan Documents delivered pursuant thereto are each ‘Loan Documents.’

(d)  The defined term “Low DSCR Reserve Fund” in the Loan Agreement is hereby replaced with the defined term “Cash Sweep Reserve Fund”.  From and after the date hereof, all references in the Loan Agreement and the Loan Documents to “Low DSCR Reserve Fund” shall be deemed to refer to the “Cash Sweep Reserve Fund”.

(e)  The definition of “Maturity Date” set forth in Section 1.1(163) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Maturity Date” means the earlier of (a) September 29, 2011, as such date may be extended by the Second Extension Period or Third Extension Period, or (b) any earlier date on which all of the Loans are required to be paid in full, by acceleration or otherwise, under this Agreement or any of the other Loan Documents.

(f)   Section 2.4(2)(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

Commencing on the first Payment Date occurring after the Second Modification Effectiveness Time, and on each Payment Date thereafter until the Maturity Date, Borrower shall pay to Administrative Agent (on behalf of the Lenders) Three Hundred Thousand Dollars ($300,000), such amount to be applied as a permanent reduction of the unpaid principal balance of the Loans.  Without limiting the foregoing and in addition thereto, on the Payment Date occurring in November, 2010, Borrower shall pay to Administrative Agent (on behalf of the Lenders) an additional principal reduction payment in the amount of One Hundred Thousand Dollars ($100,000), such amount to be applied as a permanent reduction of the unpaid principal balance of the Loans.

(g)  Upon the Second Modification Effectiveness Time, the provisions of Section 2.5(1) of the Loan Agreement shall no longer be applicable.

(h)  Section 4.5 of the Loan Agreement is hereby amended and restated in its entirety as follows:

Section 4.5  Cash Sweep Reserve Fund.

(1)  Deposits.  During any Low DSCR Trigger Period or upon the occurrence of a Monetary Lease Default, Borrower shall cause all funds remaining in the Borrower Cash Management Account (after giving effect to deposits required pursuant to Sections 3.3(a)(i) through (x) of the Borrower Cash Management Agreement) (“Excess Cash”) to be paid each month directly to Administrative Agent for deposit in the Sweep Account as additional collateral for the Loans.  Amounts so deposited shall hereinafter be collectively referred to as the “Cash Sweep Reserve Fund”.

(2)  Disbursements.  If at any time a Low DSCR Trigger Period continues for two (2) full consecutive calendar quarters immediately following the quarter in which a Low DSCR Trigger Event occurs, then the Administrative Agent shall have the right to apply all funds on deposit in the Cash Sweep Reserve Fund as a result of such Low DSCR Trigger Event (or which are deposited into the Cash Sweep Reserve Fund while such Low DSCR Trigger Period continues) to reduce the outstanding principal balance of the Loans (and upon any such payment, Borrower shall pay to the Lenders any amounts due to the Lenders in accordance with Sections 2.4(6) and 2.9(5)) until such time as a Low DSCR Release Event occurs.

(3)  Release.  Provided no Event of Default exists, any funds held in the Cash Sweep Reserve Fund and not applied as provided subsection (2) above shall be released to Borrower upon the occurrence of a Low DSCR Release Event or at such time as the Monetary Lease Default has been cured by the applicable Defaulting Tenant, as applicable, and, in such event Borrower shall no longer be required to cause the deposit of the subsequent Excess Cash into the Cash Sweep Reserve Fund unless a Low DSCR Trigger Event occurs with respect to any future calendar quarter and/or a subsequent Monetary Lease Default occurs.

(i)  From and after the Second Modification Effectiveness Time, all references in the Loan Documents to the “Loan Agreement,” the “Loan Documents” or to any Loan Document (whether by reference to a “Loan Document” or to the specific document name or defined term for a document included within the meaning of “Loan Document”) shall be deemed to refer to the Loan Agreement, the Loan Documents and such Loan Document, as applicable, as amended, modified and supplemented hereby and by the documents executed in connection with this Second Amendment.

(j)  It is understood and agreed that, as a material inducement to the Administrative Agent, Syndication Agent and Lenders to agree to the Modifications, Borrower has elected to make the principal prepayment provided for in Section 1(c) of this Second Amendment.  Notwithstanding anything in the Loan Documents to the contrary, Borrower hereby authorizes Administrative Agent to apply the sums on deposit in the Additional Cash Collateral Account immediately prior to the Second Modification Effectiveness Time to prepay the principal balance of the Loans as provided for in Section 1(c) of this Second Amendment.  Borrower hereby confirms that the principal prepayments made pursuant to the foregoing provisions are and shall be principal prepayments which the Borrower has elected to make, and

Borrower’s election to make such principal prepayments is and shall be absolute, unconditional and irrevocable; and Borrower hereby absolutely and unconditionally waives any right to rescind, revoke, alter or modify each such election.  The Lenders agree that no prepayment premium shall apply to, nor shall any requirement for prior notice of such prepayments be applicable to, any of such principal prepayments.

3.  Reaffirmation and Waiver.

(a)  Borrower hereby (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Notes, the Loan Agreement, and all the other Loan Documents, and agrees to continue to be bound thereby and perform thereunder, (ii) agrees and acknowledges that all such Loan Documents and all of Borrower’s obligations thereunder are and remain in full force and effect and, except as expressly provided herein, have not been modified.  Except as expressly provided herein, nothing in this Second Amendment shall alter or affect any provision, condition, or covenant contained in the Loan Agreement or other Loan Documents or affect or impair any rights, powers, or remedies of the Administrative Agent, the Syndication Agent or the Lenders, it being the intent of the parties hereto that the provisions of the Loan Agreement and other Loan Documents shall continue in full force and effect except as expressly modified hereby.

(b)  Concurrently herewith, Guarantor is executing and delivering to Administrative Agent the Guarantor Modification and Reaffirmation Agreement referred to in Section 1(a)(ii) above.  Such reaffirmation is a “Loan Document” and all references herein, in the Loan Agreement and in the Loan Documents to the “Loan Documents”, to the “Guaranty” or to any specific Guaranty shall be deemed to include such reaffirmation.

4.  Representations and Warranties.  Borrower hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof and as of the Second Modification Effectiveness Time as follows:

(a)  Borrower has full power and authority to enter into this Second Amendment and the documents and instruments to be delivered by Borrower pursuant hereto and to perform its obligations hereunder and thereunder, and Borrower’s execution and delivery of this Second Amendment and the documents and instruments to be delivered by Borrower pursuant hereto has been duly authorized by all necessary organizational action.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by Borrower of this Second Amendment or any document or instrument to be delivered by Borrower pursuant hereto.  This Amendment and the documents and instruments to be delivered by Borrower pursuant hereto have been duly executed and delivered, and constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally, or by equitable principles relating to enforceability.

(b)  As of the Second Modification Effectiveness Time, no Event of Default or Potential Default exists.

(c)  As of the date hereof and immediately after giving effect to this Second Amendment and the actions contemplated thereby, Borrower reaffirms all of its obligations under the Loan Documents, and acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due or performance of any other obligations under the Notes or any other Loan Document.  Without limiting the foregoing, as of the date hereof, Borrower hereby confirms that Loans in the aggregate amount of $80,800,000 are outstanding and that interest on the Loans has been paid through (but not including) October 9, 2010.

(d)  As of the date hereof and immediately after giving effect to this Second Amendment and the actions contemplated thereby, all representations and warranties made and given by Borrower in the Loan Documents are true, accurate and correct (except that, the representations and warranties of Borrower and each Borrower Party with respect to financial statements set forth in Section 7.3 of the Loan Agreement shall refer to the most recent financial statements of Borrower and each Borrower Party delivered to Administrative Agent).

5.  Miscellaneous.

(a)  Controlling Provisions.  In the event of any inconsistencies between the provisions of this Second Amendment and the provisions of any other Loan Document, the provisions of this Second Amendment shall govern and prevail.  Except as expressly modified by this Second Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.

(b)      Further Assurances.  At Administrative Agent’s request, Borrower shall promptly execute any other document or instrument and/or seek any consent or agreement from any third party that Administrative Agent reasonably determines is necessary to evidence or further, or is otherwise relevant to, the intent of the parties, as set forth in this Second Amendment, provided, the same shall not result in a decrease of the rights of Borrower or result in an increase in Borrower’s obligations under the Loan Documents.  At Administrative Agent’s request, Borrower shall promptly cause any other Borrower Party or any of the holders of any equity interest in any other Borrower Party, as applicable, to execute any other document or instrument and/or diligently seek any consent or agreement from any third party that Administrative Agent reasonably determines is necessary to evidence or further, or is otherwise relevant to, the intent of the parties, as set forth in this Second Amendment, provided the same shall not result in a decrease of the rights of such Borrower Party or result in an increase in such Borrower Party’s obligations under the Loan Documents.

(c)  Counterparts.  This Amendment may be executed by one or more of the parties to this Second Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

(d)  Entire Agreement.  This Amendment is a Loan Document.  This Amendment, together with the other Loan Documents and the Assignments and Acceptances referred to in the Recitals hereto, set forth the entire agreement and understanding among Borrower, the Administrative Agent, the Syndication Agent and the Lenders, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.  This Amendment shall not prejudice any rights or remedies of the Administrative Agent, the Syndication Agent or the Lenders under the Loan Documents.  The Administrative Agent, the Syndication Agent and each Lender reserve, without limitation, all rights which each has against any indemnitor, guarantor, or endorser of the Notes.  Nothing in this Second Amendment shall impair the lien of the Mortgage, which as amended pursuant hereto shall remain a deed of trust with a power of sale, creating a first lien encumbering the Project.

(e)  GOVERNING LAW.  PURSUANT TO SECTION 12.21 OF THE LOAN AGREEMENT, THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f)  No Third Parties Benefited.  This Amendment is made and entered into for the sole protection and legal benefit of Borrower, Administrative Agent, the Syndication Agent, the Lenders and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Second Amendment or any of the other Loan Documents.

(g)  Exculpation Parties.  The provisions of Article 13 of the Loan Agreement are incorporated herein by this reference.

(h)      Time of the Essence.  Time is of the essence of each term of the Loan Agreement and Loan Documents, including this Second Amendment.

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IN WITNESS WHEREOF, Borrower, Administrative Agent, Syndication Agent and the Lenders party hereto have caused this Second Amendment to be executed by their duly authorized representatives as of the day, month and year first above written.

BORROWER:

MAGUIRE PARTNERS-PLAZA LAS FUENTES,
LLC, a Delaware limited liability company

By: /s/ SHANT KOUMRIQIAN

Name: Shant Koumriqian

Title: Chief Financial Officer & Treasurer

[Signatures continue on the next page.]

LENDERS:

EUROHYPO AG, NEW YORK BRANCH,
as a Lender

By: /s/ GEORGE MATTHEWS

Name: George Matthews

Title: Director

By: /s/ JOHN HAYES

Name: John Hayes

Title: Director

[Signatures continue on the next page.]

WELLS FARGO BANK, N.A.,
as a Lender and as Syndication Agent

By: /s/ MARK LOEWEN

Name: Mark Loewen

Title: Vice President

[Signatures continue on the next page.]

ALLIED IRISH BANKS, P.L.C., as a Lender

By: /s/ JAMES KO

Name: James Ko

Title: Vice President

By: /s/ GABE POTYONDY

Name: Gabe Potyondy

Title: Senior Vice President

[Signatures continue on the next page.]

ADMINISTRATIVE AGENT:

EUROHYPO AG, NEW YORK BRANCH,
as Administrative Agent

By: /s/ GEORGE MATTHEWS

Name: George Matthews

Title: Director

By: /s/ JOHN HAYES

Name: John Hayes

Title: Director